©Copyright 2018. TEAM, Inc. All Rights Reserved. Investor Presentation – April 2018 (NYSE: TISI)

©Copyright 2018. TEAM, Inc. All Rights Reserved. 2 ©Copyright 2018. TEAM, Inc. All Rights Reserved. Driving Execution Excellence Safe Harbor Statement + Certain forward-looking information contained herein is being provided in accordance with the provisions of the Private Securities Litigation Reform Act of 1995. We have made reasonable efforts to ensure that the information, assumptions and beliefs upon which this forward-looking information is based are current, reasonable and complete. Such forward- looking statements involve estimates, assumptions, judgments and uncertainties. There are known and unknown factors that could cause actual results or outcomes to differ materially from those addressed in the forward-looking information. Such known factors are detailed in the Company's Annual Report on Form 10-K and in the Company's Quarterly Reports on Form 10-Q as filed with the Securities and Exchange Commission, and in other reports filed by the Company with the Securities and Exchange Commission from time to time. Accordingly, there can be no assurance that the forward-looking information contained herein, including projected cost savings, will occur or that objectives will be achieved. We assume no obligation to publicly update or revise any forward-looking statements made today or any other forward-looking statements made by the Company, whether as a result of new information, future events or otherwise.

©Copyright 2018. TEAM, Inc. All Rights Reserved. 3 ©Copyright 2018. TEAM, Inc. All Rights Reserved. Driving Execution Excellence TEAM at a Glance + Premier provider of specialized industrial services to a broad range of energy and industrial end markets + Our customers view our services as required for uptime and safe operations and not discretionary – vital to their ongoing operations + Broad and differentiated set of technology for inspection and mechanical services focused on the integrity of our customers’ assets + Longstanding relationships with our customers – spanning over 20 years + Global footprint of over 220 locations in 20 countries – we are where our customers need us + Safety culture – TRIR of 0.39 in 2017 + Significant financial and operating scale – over $1.2 billion of revenue and more than 7,300 employees

©Copyright 2018. TEAM, Inc. All Rights Reserved. 4 ©Copyright 2018. TEAM, Inc. All Rights Reserved. Driving Execution Excellence Core Values SAFETY FIRST / QUALITY ALWAYS In everything we do INTEGRITY Uncompromising standards of integrity and ethical conduct SERVICE LEADERSHIP Leading service quality, professionalism and responsiveness INNOVATION Supports continuous growth and improvement PRIDE AND RESPECT For our customers, for each other and for all our stakeholders TEAMWORK Global teamwork and collaboration

Key Investment Highlights

Premier provider of Maintenance and Inspection Services	+ Provider of inspection and assessment, turnaround, and on-stream services for ~45 years + Broad and deep specialty of standard services and products portfolio + Cross-selling service and integrated solutions opportunities across customer networks
Long-standing Diversified, Blue Chip Customer Base	+ Top 20 customers for at least 10+ years + No single customer accounts for more than 5% of revenue + Diversified customer base – Refinery (40%); Petrochemical (20%), Pipeline (10%), Power (10%) and other (20%)
Deep Domain Expertise Driving Technology Advantage	+ Proprietary inspection technologies and software solutions + Decades of talent, expertise and technology developed in-house and from acquired companies + Critical assets in place to service pipeline, refining, petrochemical and power
Driving Execution Excellence	+ Benefits of Phase I (Cost Reductions) and Phase II (OneTEAM) + OneTEAM is a companywide top-to-bottom integration and transformational change program + 3 Pillars of the program are (1) Revenue Enhancement including Cross-Selling, (2) Operations Improvement and (3) Center-Led Functions Cost Improvement
Poised for Growth	+ Market-based strategy provides focus and broadens our addressable markets + Aging infrastructure in combination with increasing safety concerns and regulatory pressure + Recent maintenance spending deferrals across the refining industry projected to improve over near term

Driving Execution Excellence
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©Copyright 2018. TEAM, Inc. All Rights Reserved.
TEAM®

©Copyright 2018. TEAM, Inc. All Rights Reserved. 6 ©Copyright 2018. TEAM, Inc. All Rights Reserved. Driving Execution Excellence New Executive Management + New CEO – Amerino Gatti Prior Experience: – More than 25 years at Schlumberger Limited – President of the Production Group, oversaw 20,000 employees across 85 countries and delivered growth and market share gain for a business with multi-billion dollars in annual revenues – Served in a variety of roles of progressing leadership responsibility including, President - Production Group, President Well Services, VP Production Group - North America, VP Marketing & Sales - North America, VP & General Manager - Qatar GeoMarket, and VP Sand Management Services + New Board Member – Craig L. Martin Prior Experience: – Nearly 45 years of experience in the international engineering and construction industry – Former President and Chief Executive Officer of Jacobs Engineering Group Inc., a provider of technical, professional and construction services – Before joining Jacobs in 1994, worked in various roles at CRSS and Martin K. Eby Construction Co. – Currently is the Chairman of the Board of Hill International, Inc. + New Board Member – Brian K. Ferraioli Prior Experience: – Executive Vice President and Chief Financial Officer of KBR, Inc., an engineering, construction and services company – Prior to KBR, served as Executive Vice President and Chief Financial Officer at The Shaw Group, Inc. and worked for 28 years in various finance and accounting functions with Foster Wheeler AG – Currently serves on the boards of Vistra Energy and Babcock & Wilcox Enterprises – Previously, served on the board of directors of B&W's predecessor company, Babcock & Wilcox, Inc., as well as Adolfson & Peterson

©Copyright 2018. TEAM, Inc. All Rights Reserved. 7 ©Copyright 2018. TEAM, Inc. All Rights Reserved. Driving Execution Excellence Agenda + 7,300+ highly trained and experienced specialty technicians delivering services locally through 220+ locations Who We Are What We Do Market Dynamics OneTEAM Financial Highlights

Enterprise Legacy of Growth

1929 FURMANITE BECOMES FULL LEAK SEALING COMPANY

1960 METALOCK LTD ACQUIRED

MECHANICAL SERVICES ADDED TO COMPANY OFFERINGS

1973 TEAM INDUSTRIAL SERVICES INC. IS FOUNDED

1980 INITAIL PUBLIC OFFERING

1999 X RAY INSPECTION, INC. ACQUIRED

2004 COOPERHEAT-MQS ACQUIRED

2006 GENERAL SERVICES GROUP (GSG) OF FLOWSERVE CORPORATION ACQUIRED

2007 AITEC INSPECTION SERVICES ACQUIRED

2008 LEAK REPAIRS SPECAM ACQUIRED

2010 QUEST INTEGRITY GROUP, LLC ACQUIRED

2011 SELF LEVELING MACHINES, INC. ACQUIRED

2012 QUALSPEC GROUP FORMED

TCI SERVICES INC. ACQUIRED

2013 GLOBAL ASCENT, INC. ACQUIRED

2015 DK AMANS VALVE ACQUIRED

QUALSPEC GROUP ACQUIRED

2016 FURMANITE CORPORATION ACQUIRED

ACQUISITION OF QUALITY INSPECTION SERVICES AND TIAT INSPECTION IN EUROPE

Driving Execution Excellence

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©Copyright 2018. TEAM, Inc. All Rights Reserved.

TEAM®

©Copyright 2018. TEAM, Inc. All Rights Reserved. 9 ©Copyright 2018. TEAM, Inc. All Rights Reserved. Driving Execution Excellence Leading Technological Advancements 1920 EUGENE CLAY FURMAN DEVELOPS LEAK SEALING PROCESS 1924 EUGENE CLAY FURMAN DEVELOPS FIRST DIY LEAK SEALING KITS 1927 EUGENE CLAY FURMAN FILES 1ST LEAK SEALING PROCESS PATENT EUGENE CLAY FURMAN MARKETS LEAK SEALING KITS 1929 FURMANITE BECOMES FULL LEAK SEALING COMPANY 1980 TEAM BECOMES 1ST COMPANY TO PROVIDE LDAR SERVICES TO THE INDUSTRY 2005 TEAM INTRODUCES METHOD 21 REPORTER SOFTWARE FOR QUALITY AND COMPLIANCE VERIFICATION OF FIELD DATA 2007 TEAM EUROPE INTRODUCES CNC MANUFACTURING OF LEAK REPAIR ENCLOSURES 2008 QUEST INTEGRITY LAUNCHES SUITE OF UT ILI TOOLS TEAM INTRODUCES SPECIALTY FIELD MACHINING SERVICES 2011 TEAM INTRODUCES SMARTHEAT-WIRELESS HEAT TREATMENT TECHNOLOGY 2013 TEAM INTRODUCES L-CATT, LDAR COMPLIANCE ASSURANCE TICKET TRACKER 2015 TEAM LAUNCHES HIGH ENERGY PIPING (HEP) PHASED ARRAY INSPECTION QUEST INTEGRITY LAUNCHES SUBSEA AND HIGH RESOLUTION UT ILI TOOLS 2016 QUEST INTEGRITY INTRODUCES GROUND BREAKING, HIGH RESOLUTION 2” UT ILI TOOLS 2017 TEAM SUCCESSFULLY DIGITIZES MULTI-UNIT TURNAROUND INSPECTION PROCEDURES AND WORKFLOW TEAM MODERNIZES MANUFACTURING WITH AUTOMATION AND 5- AXIS CNC CAPABILITIES 2018 TEAM ADDS ON-STREAM INSPECTION PROGRAMS TO DIGITAL PLATFORM

©Copyright 2018. TEAM, Inc. All Rights Reserved. 10 ©Copyright 2018. TEAM, Inc. All Rights Reserved. Driving Execution Excellence High Standard of Safety All employees are empowered and expected to STOP a task or operation that is unsafe; this standard has full management support. 0.18 0.17 0.25 0.09 0.13 0.24 0.31 0.05 0.08 0.09 0.06 0.02 0.16 0.04 0.05 0.07 1.87 1.22 1.12 0.60 0.54 1.19 1.02 0.71 0.68 0.49 0.57 0.51 0.52 0.32 0.33 0.39 0.00 0.50 1.00 1.50 2.00 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Total Lost Time Incident Rate (TLIR) Total Recordabe Incident Rate (TRIR)

©Copyright 2018. TEAM, Inc. All Rights Reserved. 11 ©Copyright 2018. TEAM, Inc. All Rights Reserved. Driving Execution Excellence Worldwide Footprint. Local Responsiveness. Operational Countries 20 Total Locations 220 Global Support Centers 34 Corporate Headquarters Sugar Land, Texas 7,300+ Employees

©Copyright 2018. TEAM, Inc. All Rights Reserved. 12 ©Copyright 2018. TEAM, Inc. All Rights Reserved. Driving Execution Excellence Geographic and Service Diversification Strength Revenue by Geography United States 73% Canada 11% Europe 10% RoW 6% Revenue by Segment Year-end 2017 TEAM Employees 7,300+ Locations 220+ Countries 20 49% 44% 7% Global Footprint Key Benefits of Scale + Attract, develop and retain skilled employees + Integrated service capability driving customer value + Enhanced opportunity with larger, more complex projects + Better access to serve new customers + Enhanced purchasing power with supplier base + Strong safety and quality cultureRoW (Rest of World): Latin America and Asia Quest Integrity ($82 M) Mechanical Services ($530 M) Inspection & Heat Treating ($588 M)

Agenda

- Who We Are
- **What We Do**
- Market Dynamics
- OneTEAM
- Financial Highlights

+ 7,300+ highly trained and experienced specialty technicians delivering services locally through 220+ locations

+ **Provider of inspection and assessment, turnaround, and on-stream services for ~45 years**

Driving Execution Excellence

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©Copyright 2018. TEAM, Inc. All Rights Reserved.

TEAM®

©Copyright 2018. TEAM, Inc. All Rights Reserved. 14 ©Copyright 2018. TEAM, Inc. All Rights Reserved. Driving Execution Excellence Ensure pinpoint precision and thermal processes accuracy with our heat transfer analysis and heat- treating products and services. HEAT TREATING SOLUTIONS Validate the integrity of materials, parts and components with advanced testing methods and techniques. INSPECTION SOLUTIONS Eliminate the need for costly shutdowns with specialized on line and on-site maintenance and repair services. MAINTENANCE & REPAIR SOLUTIONS Improve operational planning with technology-enabled, advanced inspection and engineering assessment services and products. ASSET INTEGRITY MANAGEMENT SOLUTIONS Unparalleled Breadth and Depth of Solutions

©Copyright 2018. TEAM, Inc. All Rights Reserved. 15 ©Copyright 2018. TEAM, Inc. All Rights Reserved. Driving Execution Excellence Integrated Workflow - Collect, Analyze and Repair (CAR) Collect Data Inspection & Heat Treating and Quest Integrity Analyze Condition Quest Integrity, Inspection & Heat Treating and Mechanical Services Repair or Replace Mechanical Services Workflow cycle re-occurs on predictive, time or reactive basis depending upon operator progressiveness and plant or asset age and operating condition severity.

©Copyright 2018. TEAM, Inc. All Rights Reserved. 16 ©Copyright 2018. TEAM, Inc. All Rights Reserved. Driving Execution Excellence Multi-Level Customer Relationship Nested/Resident Emergency/Call-outProject/Turnaround + Personnel dispatched as needed + Expertise and proximity dependent + Emergency/unplanned services + Medium and large scale maintenance operations + Highly planned SOW’s + Location proximity highly valuable + Highly seasonal; Peak cycles in spring/fall + New construction in the form of upgrades and expansions + Maintenance on a reactive, time and predictive basis + On-site, full time personnel + Field overhead billable + Performance based + Regular/planned maintenance + Daily/weekly maintenance operations + Insight into future work

©Copyright 2018. TEAM, Inc. All Rights Reserved. 17 ©Copyright 2018. TEAM, Inc. All Rights Reserved. Driving Execution Excellence Local Competitors Leverage Size and Scale  ~7,300+ employees across 220 locations  Adept at escalating from standard to specialty services  Ability to fully integrate solutions  Most branches within 35 miles of our largest customer sites  Digital platforms to capture and organize pertinent operational performance data  Safety and Quality departments to continually drive improvements  Broad and deep service and product portfolio supporting a full range of customer needs  Insufficient resources to meet peak demands  Lack technicians and equipment  Less location proximity increasing travel and related costs  Lacking sophistication to capture key performance indicators and drive efficiencies  Little or no technical support resources  Safety and quality expertise  Fewer services to combine to gain operational leverage

Differentiating Engineered Technologies

Proprietary Inspection Technologies and Software Solutions

- Advanced Inspection – globally standardized inspection solutions
  - InVista – In-line Inspection (ILI) system for un-piggable pipelines and buried or inaccessible process piping
  - FTIS - Furnace Tube Inspection System for fired heater serpentine coils
  - LOTIS - Laser Optic Tube Inspection System for steam reformer tubes
  - MANTIS - External tube crawler for steam reformer tubes



FTIS™ Ultrasonic Intelligent Pig



MANTIS™ external crawler



Corrosion illustrated in patented 2D and 3D graphics



Custom Flow Loop and Test Facility

Solutions for Target Markets

- Pipeline Integrity Management – Midstream, Subsea
- Fired Heater Integrity Management – Refining, Petrochemical, Chemical
- Plant & Facility Piping Integrity Management - Refining, Petrochemical, Chemical
- Steam Reformer Integrity Management – Syngas, Refining
- Power Asset Integrity Management – Thermal, Geothermal, Hydro, Nuclear

Quest Integrity™

Driving Execution Excellence

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©Copyright 2018. TEAM, Inc. All Rights Reserved.

TEAM®

©Copyright 2018. TEAM, Inc. All Rights Reserved. 19 ©Copyright 2018. TEAM, Inc. All Rights Reserved. Driving Execution Excellence Team Digital Team Digital is our proprietary platform that maximizes quality and efficiency through digitally enabled workflows Planning, Remote Dispatch, Management, QA/QC

©Copyright 2018. TEAM, Inc. All Rights Reserved. 20 ©Copyright 2018. TEAM, Inc. All Rights Reserved. Driving Execution Excellence Agenda + 7,300+ highly trained and experienced specialty technicians delivering services locally through 220+ locations Who We Are + Provider of inspection and assessment, turnaround, and on-stream services for ~45 years What We Do + Diverse customer base across several large industrial markets Market Dynamics OneTEAM Financial Highlights

©Copyright 2018. TEAM, Inc. All Rights Reserved. 21 ©Copyright 2018. TEAM, Inc. All Rights Reserved. Driving Execution Excellence Industrial Services to Support Any Industry NUCLEAR AUTOMOTIVE REFINING PETROCHEMICAL POWER MINING MANUFACTURING OFFSHOREPIPELINE PULP PAPER GOVERNMENT CHEMICAL AEROSPACE

©Copyright 2018. TEAM, Inc. All Rights Reserved. 22 ©Copyright 2018. TEAM, Inc. All Rights Reserved. Driving Execution Excellence Industrial Services Spend by Industry Petroleum Refining and Chemical Processing industries are projected to increase from 2017 to 2018 Dollars in Billions Notes: IIR data filtered to Mechanical Completion, Maintenance Programs, Long-Term Maintenance, and Scheduled Maintenance Source: Market data from 2015-2019 IIR Data, A&M Analysis $9.9B $9.2B $10.2B $8.6B Power is a potential area for greater market penetration by Team

©Copyright 2018. TEAM, Inc. All Rights Reserved. 23 ©Copyright 2018. TEAM, Inc. All Rights Reserved. Driving Execution Excellence Petroleum Refinery Industry U.S. Turnaround Maintenance Spend Forecast Source: IIR Data Crude Prices WTI 321 Margin Brent 321 Margin Historical Turnarounds Future Turnarounds DOE EIA Inventories Independent Refiners Integrated Refiners Seasonality Trends Refinery Utilization Unit Costs INPUT OUTPUT (Southwest U.S.A)

©Copyright 2018. TEAM, Inc. All Rights Reserved. 24 ©Copyright 2018. TEAM, Inc. All Rights Reserved. Driving Execution Excellence Long Standing Blue Chip Customers 20% 1 0% 2017 Revenue $1.2 Billion

©Copyright 2018. TEAM, Inc. All Rights Reserved. 25 ©Copyright 2018. TEAM, Inc. All Rights Reserved. Driving Execution Excellence Agenda + 7,300+ highly trained and experienced specialty technicians delivering services locally through 220+ locations Who We Are + Provider of inspection and assessment, turnaround, and on-stream services for ~45 years What We Do + Diverse customer base across several large industrial markets Market Dynamics OneTEAM + Companywide top-to-bottom integration and transformational change initiative platform Financial Highlights

©Copyright 2018. TEAM, Inc. All Rights Reserved. 26 ©Copyright 2018. TEAM, Inc. All Rights Reserved. Driving Execution Excellence OneTEAM Introduction + What is OneTEAM? – A transformational change effort identified by TEAM leadership focused on: + Revenue Enhancement + Operations Improvement + Center-Led Functions Cost Improvement – Development and implementation of processes, standards, and training – Enables greater coordination, cost-optimization, collaboration, and communication within and across segments – Ongoing program that began in Q1 2018 and is planned through first half of 2019 +2018 will be focused on repositioning the company for accelerated, profitable growth – Continues to build our premier position and reputation for safety, quality and shareholder returns

©Copyright 2018. TEAM, Inc. All Rights Reserved. 27 ©Copyright 2018. TEAM, Inc. All Rights Reserved. Driving Execution Excellence Addressing the Change - OneTEAM Pillars + Focused Commercial Function + Sales and marketing + Integrated Business Processes + Cross-sell opportunities + Defined Standards + Pricing and value + Efficient, cost-effective, and scalable organization + Reduced administrative burden on branches + Branches focused on product and service delivery, safety, quality, customers and field personnel + Value added functions to enable the business + Leverage size and scale + Implement function-led support centers + Establish standard support structure 01 Revenue Enhancement 02 03 Center-Led Function Operations Improvement + Drive customer value through specialized services leading to above market growth + Increase efficiency with integrated operations and standards / quality + Create Center-Led Functions that are value added to enable operations and financial performance

©Copyright 2018. TEAM, Inc. All Rights Reserved. 28 ©Copyright 2018. TEAM, Inc. All Rights Reserved. Driving Execution Excellence Agenda + 7,300+ highly trained and experienced specialty technicians delivering services locally through 220+ locations Who We Are + Provider of inspection and assessment, turnaround, and on-stream services for ~45 years What We Do + Diverse customer base across several large industrial markets Market Dynamics + Strongest financial results in Q417 since Q216; Credit Facility amended to provide flexibility OneTEAM Financial Highlights + Companywide top-to-bottom integration and transformational change initiative platform

Financial Highlights

- **Q4 2017 – strongest financial performance since Q2 2016**
  - Inspection & Heat Treating –
    - Second highest Revenue Quarter for the year
    - Highest Adjusted EBITDA Quarter since Q2 2016
  - Mechanical Services –
    - Highest Revenue Quarter for the year
    - Highest Adjusted EBITDA Quarter since Q2 2016
  - Quest Integrity –
    - Record Revenue year; Highest Revenue Quarter since Q2 2015
    - Highest Adjusted EBITDA Quarter since Q2 2015

- **$30M Annualized Phase I cost-savings initiative completed in 2017**

- **Bank Facility amended to provide additional flexibility**
  - Reduced Senior Secured Debt by 50% in July 2017 with the Convertible Debt Offering
    - June 30, 2017 – Total Senior Secured Debt (incl. LC's) $402M
    - December 31, 2017 – Total Senior Secured Debt (incl. LC's) $200M
  - Reduced Senior Secured Debt Ratio
    - June 30, 2017 – 6.8x
    - December 31, 2017 – 3.5x


TEAM
NYSE: TISI
TEAM
Mechanical Services
TEAM
Inspection & Heat Treating
Quest Integrity
Asset Integrity & Reliability

Adjusted EBITDA reconciliation provided in Appendix

Driving Execution Excellence
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©Copyright 2018. TEAM, Inc. All Rights Reserved.
TEAM

©Copyright 2018. TEAM, Inc. All Rights Reserved. 30 ©Copyright 2018. TEAM, Inc. All Rights Reserved. Driving Execution Excellence Long History of Organic Growth and Strategic Acquisitions ($ in millions) $260 $318 $479 $498 $545 $508 $624 $714 $813 $926 $1,197 $1,200 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Acquired Quest Integrity (Nov 2010) Acquired Qualspec (July 2015) Acquired Furmanite (February 2016)~15% CAGR for 2006 - 2017

©Copyright 2018. TEAM, Inc. All Rights Reserved. 31 ©Copyright 2018. TEAM, Inc. All Rights Reserved. Driving Execution Excellence Balance Sheet Data (1) Does not reflect unamortized discount, issuance costs and embedded derivative ($ in millions) Dec-16 Jun-17 Dec-17 Bank Credit Facility Debt 367$ 382$ 178$ Letter of Credit Outstanding 22$ 20$ 22$ Total Sr. Secured Debt 389$ 402$ 200$ 2023 Due Convertible Notes (1) -$ -$ 230$ Total Unsecured Debt -$ -$ 230$ Total Debt 389$ 402$ 430$ LTM Interest Total Cash Interest 12$ 13$ 19$ LTM Adj. EBITDA Adj. EBITDA (reported) 86$ 59$ 53$ Adj. EBITDA (covenant calculation) 93$ 59$ 57$ LTM Credit Statistics Senior Secured Debt / Adj. EBITDA 4.2x 6.8x 3.5x Total Debt / Adj. EBITDA 4.2x 6.8x 7.6x Available Borrowing Capacity Under Credit Facility 29$ 121$ 41$ Interest Coverage Ratio (Cash Basis) 7.6x 4.4x 3.0x

Revenues and Adjusted EBITDA

(in thousands)

	Three Months Ended December 31, 2017	Three Months Ended December 31, 2016	Twelve Months Ended December 31, 2017	Twelve Months Ended December 31, 2016
Revenues				
Inspection & Heat Treating	$ 148,690	$ 153,449	$ 588,441	$ 589,478
Mechanical Services	144,819	147,565	529,973	539,627
Quest Integrity	22,825	18,811	81,797	67,591
	$ 316,334	$ 319,825	$1,200,211	$1,196,696
Operating Income (loss) ("EBIT")				
Inspection & Heat Treating	$ 9,989	$ 10,323	$ 11,128	$ 43,367
Mechanical Services	11,325	2,279	(33,993)	27,283
Quest Integrity	5,085	1,917	12,337	4,780
Corporate & shared support	(28,612)	(20,222)	(104,582)	(78,548)
	$ (2,213)	$ (5,703)	$ (115,110)	$ (3,118)
Adjusted EBIT				
Inspection & Heat Treating	$ 11,323	$ 10,789	$ 34,595	$ 44,302
Mechanical Services	11,490	8,315	21,297	36,198
Quest Integrity	5,090	3,629	12,766	7,908
Corporate & shared support	(19,991)	(15,600)	(76,106)	(56,957)
	$ 7,912	$ 7,133	$ (7,448)	$ 31,451
Adjusted EBITDA				
Inspection & Heat Treating	$ 16,080	$ 15,607	$ 53,874	$ 64,155
Mechanical Services	17,861	14,653	44,709	57,585
Quest Integrity	6,083	5,478	17,189	13,697
Corporate & shared support	(16,625)	(14,665)	(63,201)	(48,966)
	$ 23,399	$ 21,073	$ 52,571	$ 86,471

Note: Non-GAAP items reconciliation provided in the Appendix section

Driving Execution Excellence

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©Copyright 2018. TEAM, Inc. All Rights Reserved.

TEAM

©Copyright 2018. TEAM, Inc. All Rights Reserved. 33 ©Copyright 2018. TEAM, Inc. All Rights Reserved. Driving Execution Excellence Key Performance Objectives for 2018 Safety Performance Revenue Growth Business Unit, Region & Branch Profitability Enterprise Profitability Cash Generation + TEAM is well positioned to benefit from overall market growth by leveraging our strengths: our people, technology, size & scale and our blue-chip client base + Strengthen our leadership position and reputation for safety, quality, and shareholder returns Driving Execution Excellence

©Copyright 2018. TEAM, Inc. All Rights Reserved. 34 ©Copyright 2018. TEAM, Inc. All Rights Reserved. Driving Execution Excellence Investment Consideration Premier provider of Maintenance and Inspection Services Long-standing Diversified, Blue Chip Customer Base Deep Domain Expertise Driving Technology Advantage Driving Execution Excellence Poised for Growth 1 2 34 5

©Copyright 2018. TEAM, Inc. All Rights Reserved. Investor Relations +1 281.388.5500 | IR@teaminc.com 13131 Dairy Ashford, Suite 600 | Sugar Land, Texas 77478

Appendix Supplemental Financial Information

©Copyright 2018. TEAM, Inc. All Rights Reserved. 37 ©Copyright 2018. TEAM, Inc. All Rights Reserved. Driving Execution Excellence Non-GAAP Financial Measures (Unaudited) The Company uses supplemental non-GAAP financial measures which are derived from the consolidated financial information including adjusted net income (loss); adjusted net income (loss) per share, earnings before interest and taxes ("EBIT"); adjusted EBIT (defined below); and adjusted earnings before interest, taxes, depreciation and amortization ("adjusted EBITDA") to supplement financial information presented on a GAAP basis. Adjusted net income (loss) and adjusted net income (loss) per diluted share, each as defined by the Company, exclude the following items from net income (loss): acquisition costs associated with business combinations, legal costs associated with Quest Integrity patent defense litigation, professional fees for acquired business integration and changing our fiscal year end, gains and losses on the revaluation of contingent consideration, non-capitalized ERP implementation costs, restructuring and other related charges, goodwill impairment losses, executive severance/transition costs, gains (losses) on our convertible debt embedded derivative, write-off of deferred loan costs, and certain other items that management does not believe are indicative of core operating activities and the related income tax impacts. We also exclude the income tax impacts of certain special income tax items including certain changes to valuation allowances and the effects of certain tax legislation changes. The identification of these special tax items is judgmental in nature, and their calculation is based on various assumptions and estimates. EBIT, as defined by the Company, excludes discontinued operations, income tax expense, interest charges and items of other (income) expense and therefore is equal to operating income (loss) reported in accordance with GAAP. Adjusted EBIT further excludes the following items: acquisition costs associated with business combinations, legal costs associated with Quest Integrity patent defense litigation, professional fees for acquired business integration and changing our fiscal year end, gains and losses on the revaluation of contingent consideration, non-capitalized ERP implementation costs, restructuring and other related charges, goodwill impairment losses, executive severance/transition costs, and certain other items that management does not believe are indicative of core operating activities. Adjusted EBITDA further excludes from adjusted EBIT depreciation, amortization and non-cash share based compensation costs. Management believes that excluding certain items from GAAP results allows management to better understand the consolidated financial performance from period to period and to better identify operating trends that may not otherwise be apparent. Moreover, the Company believes these non-GAAP financial measures will provide its stakeholders with useful information to help them evaluate operating performance. However, there are limitations to the use of the non-GAAP financial measures presented in this report. The Company's non-GAAP financial measures may not be comparable to similarly titled measures of other companies who may calculate non-GAAP financial measures differently than Team does, limiting the usefulness of those measures for comparative purposes. The non-GAAP financial measures are not meant to be considered as indicators of performance in isolation from or as a substitute for net income (loss) as a measure of operating performance or to cash flows from operating activities as a measure of liquidity, prepared in accordance with GAAP, and should be read only in conjunction with financial information presented on a GAAP basis. Reconciliations of each non-GAAP financial measure to its most directly comparable GAAP financial measure are presented below. You are encouraged to review the reconciliations in conjunction with the presentation of the non-GAAP financial measures for each of the periods presented. Segments names – Inspection & Heat Treating was previously referred as TeamQualspec and Mechanical Services was previously referred as TeamFurmanite

©Copyright 2018. TEAM, Inc. All Rights Reserved. 38 ©Copyright 2018. TEAM, Inc. All Rights Reserved. Driving Execution Excellence Revenue Reconciliation Source: Company disclosures. Furmanite acquired in March 2016 hence prior 2 months shown to obtain a Reported + Acquired Revenue figure $(000's) Reported FRM Total FY2016 Jan-Feb 2016 FY 2016 Inspection & Heat Treating 589 1 590 Mechanical Services 540 43 582 Quest Integrity 68 - 68 Total 1,197 44 1,240

Adjusted EBITDA Reconciliation

(in thousands)

	Three Months Ended December 31, 2017	Three Months Ended December 31, 2016	Twelve Months Ended December 31, 2017	Twelve Months Ended December 31, 2016
Inspection & Heat Treating				
Operating Income	$ 9,989	$ 10,323	$ 11,128	$ 43,367
Acquisition costs	-	-	-	307
Legal, professional fess and other	-	(184)	-	(184)
Restructuring and other related charges	104	-	966	-
Natural disaster costs	20	-	1,325	162
Asset write-offs	1,210	650	1,210	650
Goodwill impairment loss	-	-	21,140	-
Gain on revaluation of contingent consideration	-	-	(1,174)	-
Adjusted EBIT	11,323	10,789	34,595	44,302
Depreciation and Amortization	4,757	4,818	19,279	19,853
Adjusted EBITDA	$ 16,080	$ 15,607	$ 53,874	$ 64,155
Mechanical Services				
Operating Income (loss)	$ 11,325	$ 2,279	$ (33,993)	$ 27,283
Acquisition costs	-	-	-	257
Legal, professional fess and other	-	519	163	728
Restructuring and other related charges	382	5,513	393	5,513
Natural disaster costs	(217)	4	633	233
Goodwill impairment loss	-	-	54,101	-
Loss on revaluation of contingent consideration	-	-	-	2,184
Adjusted EBIT	11,490	8,315	21,297	36,198
Depreciation and Amortization	6,371	6,338	23,412	21,387
Adjusted EBITDA	$ 17,861	$ 14,653	$ 44,709	$ 57,585
Quest Integrity				
Operating Income	$ 5,085	$ 1,917	$ 12,337	$ 4,780
Acquisition costs	-	-	-	114
Legal, professional fess and other	-	1,712	-	3,014
Restructuring and other related charges	5	-	429	-
Adjusted EBIT	5,090	3,629	12,766	7,908
Depreciation and Amortization	993	1,383	4,423	5,323
Non-cash share based compensation costs	-	466	-	466
Adjusted EBITDA	$ 6,083	$ 5,478	$ 17,189	$ 13,697
Corporate & shared support				
Operating Income (loss)	$ (28,612)	$ (20,222)	$ (104,582)	$ (78,548)
Acquisition costs	-	-	-	6,736
Legal, professional fess and other	6,005	1,799	12,552	7,224
ERP Costs	1,927	2,823	13,776	7,631
Restructuring and other related charges	499	-	863	-
Executive severance/transition costs	163	-	1,190	-
Natural disaster costs	27	-	95	-
Adjusted EBIT	(19,991)	(15,600)	(76,106)	(56,957)
Depreciation and Amortization	1,336	702	5,029	2,110
Non-cash share based compensation costs	2,030	233	7,876	5,881
Adjusted EBITDA	$ (16,625)	$ (14,665)	$ (63,201)	$ (48,966)

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